THE ADVISORS' INNER CIRCLE FUND II

                  CHAMPLAIN EMERGING MARKETS FUND (THE "FUND")

                       SUPPLEMENT, DATED AUGUST 29, 2016,
                                     TO THE
                    SUMMARY PROSPECTUS, DATED MARCH 3, 2016,
         PROSPECTUS, DATED JANUARY 28, 2016, AS REVISED MARCH 3, 2016,
                                      AND
      STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED JANUARY 28, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI, AND SHOULD BE READ IN
          CONJUNCTION WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI.

Effective September 1, 2016, the Summary Prospectus, Prospectus and SAI are hereby amended and supplemented as follows:

1. The "Annual Fund Operating Expenses" table and the "Example" in the "Fund Fees and Expenses" section of the Summary Prospectus and Prospectus are hereby deleted and replaced with the following:

	ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                                                 ADVISOR SHARES      INSTITUTIONAL SHARES
     -------------------------------------------------------------------------------------------------------------------------
     Management Fees(1)                                                               1.00%                 1.00%
     -------------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                                        0.25%                 None
     -------------------------------------------------------------------------------------------------------------------------
     Other Expenses                                                                   5.38%                 5.38%
                                                                                     -------               -------
     -------------------------------------------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses                                             6.63%                 6.38%
     -------------------------------------------------------------------------------------------------------------------------
     Less Fee Reductions and/or Expense Reimbursements(2)                            (5.13)%               (5.13)%
                                                                                     -------               -------
     -------------------------------------------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses after Fee Reductions
     and/or Expense Reimbursements                                                    1.50%                 1.25%
     -------------------------------------------------------------------------------------------------------------------------

     (1)  Management Fees have been restated to reflect current fees.

     (2) Champlain Investment Partners, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and non-routine expenses (collectively, "excluded expenses")) from exceeding 1.50% and 1.25% of the Fund's average daily net assets of the Advisor Shares and the Institutional Shares, respectively, until November 30, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its or the Predecessor Fund's adviser's prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on November 30, 2017.

     EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     ---------------------------------------------------------------------------
                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
     ---------------------------------------------------------------------------
     Advisor Shares             $153       $1,384       $2,707        $5,832
     ---------------------------------------------------------------------------
     Institutional Shares       $127       $1,313       $2,599        $5,663
     ---------------------------------------------------------------------------

2. The second paragraph of the "Investment Adviser" section of the Prospectus, and the first paragraph under the "Advisory Fees Paid to the Adviser" heading in "The Adviser" section of the SAI, are hereby deleted and replaced with the following:

     For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Fund's average daily net assets for the first $250 million in assets and 0.85% of the Fund's average daily net assets for assets over $250 million. Prior to September 1, 2016, the management fee for the Fund was 1.10% of the average daily net assets of the Fund. Prior to November 28, 2015, the management fee for the Fund was 1.35% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, "excluded expenses")) from exceeding 1.50% of the average daily net assets of the Advisor Shares and 1.25% of the average daily net assets of the Institutional Shares until November 30, 2017. Prior to September 1, 2016, the expense cap for the Fund's Advisor Shares and Institutional Shares was 1.60% and 1.35%, respectively. Prior to November 28, 2015, the expense cap for the Fund's Advisor Shares and Institutional Shares was 1.85% and 1.60%, respectively. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its or the Predecessor Fund's adviser's prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on November 30, 2017.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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